Exhibit 10.1

Execution copy

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of March 10, 2008, by and among the Borrowers party hereto, the Loan Guarantors party hereto (and together with the Borrowers, the “Loan Parties”), the Required Lenders party hereto, and THE CIT GROUP/BUSINESS CREDIT, INC., as Administrative Agent and Collateral Agent for the Lenders under the Credit Agreement described below (the “Administrative Agent”).

WHEREAS, The Parent Company, a Colorado corporation (“Parent”), BabyUniverse, Inc., a Colorado corporation (“BabyUniverse”), eToys Direct, Inc., a Colorado corporation (“eToys Direct”), PoshTots, Inc, a Colorado corporation (“PoshTots”), Dreamtime Baby, Inc., a Colorado corporation (“Dreamtime”), My Twinn, Inc., a Colorado corporation (“My Twinn”, and collectively with Parent, BabyUniverse, eToys Direct, PoshTots and Dreamtime, the “Borrowers”), the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of October 12, 2007, as modified by that certain letter agreement dated as of December 14, 2007, as amended by that certain First Amendment to Amended and Restated Credit Agreement and Consent dated as of January 8, 2008, and as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of February 1, 2008 (as so modified and amended, and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made, and, subject to the terms and conditions set forth therein, have agreed to continue to make, Loans (as defined in the Credit Agreement) to the Borrowers and certain other financial accommodations available to the Loan Parties;

WHEREAS, the Loan Parties, the Administrative Agent and the Lenders desire to amend certain provisions of the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties agree that the Credit Agreement is hereby amended as follows:

1. Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, and in reliance on the representations, warranties and covenants of the Borrowers set forth herein, the Credit Agreement is hereby amended as follows:

(a) Amendment to Section 1.01 of the Credit Agreement.

(i) Effective as of February 1, 2008, Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Maximum Capital Expenditure Amount” in its entirety and substituting the following therefor:

“Maximum Capital Expenditure Amount” means, for the Loan Parties’ 2007 Fiscal Year, $2,600,000, and, for each Fiscal Year thereafter, $1,500,000; provided that, so long as (a) no Default has then occurred and is continuing and (b) the Administrative Agent has received the projections and other information required to be provided by the Borrowers pursuant to Section 5.01(f) with respect to such Fiscal Year and has notified the Borrowers in writing that it is satisfied with such projections and other information, the Maximum Capital Expenditure Amount for (i) the Loan Parties’ 2008 Fiscal Year shall be $1,750,000 and (ii) the Loan Parties’ 2009 Fiscal Year and each Fiscal Year thereafter shall be $2,000,000; provided, further, that, in the event that the conditions set forth in the preceding clauses (a) and (b) are not met in respect of any Fiscal Year, the Maximum Capital Expenditure Amount for such Fiscal Year shall be $1,500,000.

(ii) Section 1.01 of the Credit Agreement is hereby further amended by inserting the following new definitions therein in appropriate alphabetical order:

“Third Amendment” means the Third Amendment to Amended and Restated Credit Agreement dated as of the Third Amendment Date, among the Borrowers, the Loan Guarantors party thereto, the Lenders party thereto, and the Administrative Agent.

“Third Amendment Date” means March 10, 2008.

3. No Default; Representations and Warranties, Etc. The Loan Parties hereby represent, warrant, confirm and covenant that (a) after giving effect to this Amendment, the representations and warranties of the Loan Parties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof except (i) to the extent that any such representation or warranty specifically refers to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (ii) that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects, subject to the materiality qualification contained therein; and (b) after giving effect to this Amendment, the Loan Parties are in compliance with all of the terms and provisions set forth in the Credit Agreement and the other Loan Documents to be observed or performed thereunder and no Default or Event of Default has occurred and is continuing.

4. Ratification and Confirmation. The Loan Parties hereby ratify and confirm all of the terms and provisions of the Credit Agreement and the other Loan Documents and agree that, except as expressly amended hereby, all of such terms and provisions remain in full force and effect.

5. Conditions to this Amendment. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

(a) Counterparts of Amendment. The Administrative Agent shall have received from each party hereto either (a) a counterpart of this Amendment signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b) Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel shall have reasonably requested.

6. Fees and Expenses. The Borrowers agree to pay all fees and other amounts due and payable to the Administrative Agent and Edwards Angell Palmer & Dodge LLP, special counsel to the Administrative Agent, incurred in connection with any of the Loan Documents, including this Amendment, and the transactions contemplated thereby including without limitation, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.

7. Miscellaneous.

(a) Except as otherwise expressly set forth herein, nothing herein shall be deemed to constitute an amendment, modification or waiver of any of the provisions of the Credit Agreement or the other Loan Documents, all of which remain in full force and effect as of the date hereof and are hereby ratified and confirmed. The Loan Parties acknowledge and agree that nothing contained herein shall be

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deemed to entitle the Loan Parties to a consent to, or a waiver, amendment or modification of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Amendment shall be deemed to be a Loan Document.

(b) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(c) Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.

(d) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

[Signature pages to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

THE PARENT COMPANY

By:	/s/ Michael J. Wagner
Name: Michel J. Wagner
Title: Chief Executive Officer

BABYUNIVERSE, INC.

By:	/s/ Michael J. Wagner
Name: Michel J. Wagner
Title: Chief Executive Officer

eTOYS DIRECT, INC.

By:	/s/ Michael J. Wagner
Name: Michel J. Wagner
Title: Chief Executive Officer

POSHTOTS, INC.

By:	/s/ Michael J. Wagner
Name: Michel J. Wagner
Title: Chief Executive Officer

DREAMTIME BABY, INC.

By:	/s/ Michael J. Wagner
Name: Michel J. Wagner
Title: Chief Executive Officer

MY TWINN, INC.

By:	/s/ Michael J. Wagner
Name: Michel J. Wagner
Title: Chief Executive Officer

[Signature page to Third Amendment to Amended and Restated Credit Agreement]

LOAN GUARANTORS:

eTOYS DIRECT 1, LLC
By:	eTOYS DIRECT, INC., Its Managing Member

By:	/s/ Michael J. Wagner
Name: Michel J. Wagner
Title: Chief Executive Officer

eTOYS DIRECT 2, LLC
By:	eTOYS DIRECT, INC., Its Managing Member

By:	/s/ Michael J. Wagner
Name: Michel J. Wagner
Title: Chief Executive Officer

eTOYS DIRECT 3, LLC
By:	eTOYS DIRECT, INC., Its Managing Member

By:	/s/ Michael J. Wagner
Name: Michel J. Wagner
Title: Chief Executive Officer

GIFT ACQUISITION, L.L.C.
By:	eTOYS DIRECT, INC., Its Managing Member

By:	/s/ Michael J. Wagner
Name: Michel J. Wagner
Title: Chief Executive Officer

[Signature page to Third Amendment to Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT AND REQUIRED LENDER:

THE CIT GROUP/BUSINESS CREDIT, INC., individually, as Administrative Agent, Collateral Agent and Lender

By:	/s/ Mike Richman
Name: Mike Richman
Title: Vice President

[Signature page to Third Amendment to Amended and Restated Credit Agreement]